Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Global Equity Fund (the “Fund”)

SUPPLEMENT DATED 15 NOVEMBER 2019

TO THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

CURRENT AS OF THE DATE HEREOF

Effective 15 November 2019, the sections entitled “Fees and Expenses of the Fund” and “Expense Example” on page 14 of Artisan Partners Funds’ prospectus are replaced in their entirety with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table and example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)

	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)

	Investor	Institutional
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses	0.36	0.10
Total Annual Fund Operating Expenses	1.26	1.00

[1]	The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of 15 November 2019.

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$128	$400	$692	$1,523
Institutional	$102	$318	$552	$1,225

Effective 15 November 2019, the annual rate of fee information for the Fund under the subheading “Investment Advisory Services” on page 41 of Artisan Partners Funds’ statement of additional information is restated as follows:

Fund	Annual Rate of Fee	Asset Base
Global Equity Fund	0.900%	up to $1 billion
	0.875%	$1 billion up to $2 billion
	0.850%	$2 billion up to $3.5 billion
	0.825%	$3.5 billion up to $5 billion
	0.800%	over $5 billion

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE